Exhibit 10.17

AMENDMENT TO SERIES B PREFERRED SHARE PURCHASE AGREEMENT

This Amendment (this “Amendment”) to that certain Series B Share Purchase Agreement dated as of October 4, 2017 (the “SPA”), by and between Entera Bio Ltd., an Israeli company (the “Company”) and the Investors whose names are listed in Exhibit A therein, is entered into as of December 18, 2017.

WHEREAS, the Company and the Investors holding the majority of the Purchase Price (including by way of assignment), including D.N.A Biomedical Solutions Ltd. wish to amend certain terms of the SPA as detailed herein;

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereby agree as follows:

All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the SPA.

1.	Notwithstanding anything to the contrary in the SPA, including Sections 1.3 and 3, the Company may affect one or more Deferred Closings, at such date, time and place as the Company’s Board of Directors shall determine at its sole discretion, provided that the last Deferred Closing shall occur no later than January 10, 2018.

2.	Notwithstanding anything to the contrary in the SPA, the aggregate amount to be invested by Deferred Investors at the Deferred Closings between the date hereof and January 10, 2018 shall not exceed US $1,000,000.

3.	This Amendment consitutes an amendment pursuant to the provisions of Section 9.5 of the SPA. By executing and delivering this Amendment, the Parties hereto, constituting the required majority pursuant to Section 9.5 of the SPA, acknowledge and agree to amend the SPA as per the provisions of this Amendment with immediate effect. Except as expressly amended under this Amendment, the terms and conditions of the SPA shall remain in full force and effect.

4.	In the event of an inconsistency between this Amendment and the SPA, the terms of this Amendment shall prevail. This Amendment shall be subject to the terms of Section 9 of the SPA (“Miscellaneous”).

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IN WITNESS WHEREOF the parties have signed this Amendment to the Series B Preferred Share Purchase Agreement as of the date first hereinabove set forth.

The Company:

ENTERA BIO LTD.

By:	/s/ Phillip M. Schwartz
Name:	Phillip M. Schwartz
Title:	CEO

[Signature Page to Entera Bio Ltd. Series B SPA Amendment]

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The Shareholder:

D.N.A. Biomedical Solutions Ltd.

By:	/s/ Yonatan Malca	/s/ Zeev Bronfeld
Name:	Yonatan Malca	Zeev Bronfeld
Title:	CEO	Director

[Signature Page to Entera Bio Ltd. Series B SPA Amendment]

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The Shareholder:

Capital Point Ltd.

By:	/s/Yossi Tamar	/s/ Shay Lior
Name:	Yossi Tamar	Shay Lior
Title:	CFO	CFO

[Signature Page to Entera Bio Ltd. Series B SPA Amendment]

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The Shareholder:

By:	/s/ Steven Salamon
Name:	Steven Salamon
Title:	President, Rosalind Advisors, Inc.

(Adviser to Rosalind Capital Partners L.P. & Rosalind Master Fund L.P.)

[Signature Page to Entera Bio Ltd. Series B SPA Amendment]

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The Shareholder:

By:	/s/ Lars Bader
Name:	Lars Bader
Title:

[Signature Page to Entera Bio Ltd. Series B SPA Amendment]

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The Shareholder:

Centillion Fund

By:	/s/ Sean Ellis
Name:	Sean Ellis
Title:	C/O

[Signature Page to Entera Bio Ltd. Series B SPA Amendment]